Revenues	12 Months Ended
Dec. 31, 2017
Revenues [Abstract]
Revenues

Note 13 – Revenues

	For the year ended December 31
	2015	2016	2017
	Thousand NIS	Thousand NIS	Thousand NIS
Printers rental	-	120	1,326
Consumables	-	55	663
Sales of printers (*)	-	-	995
Total revenue	-	175	2,984

(*) The Company's identified performance obligations includes: Printer, maintenance, training and installation. The Company allocates the revenues to the identified performance obligations based on the relative estimated standalone selling price of such goods and services. Revenues allocated to the printers and ink are recognized when the control is passed at a point in time. Maintenance revenue is recognized ratably, on a straight-line basis, over the period of the services. Revenue from training and installation is recognized during the time of performance.

The trade receivables balance deriving from contracts with customers as of December 31, 2017 is NIS 231,000.